Exhibit 10.1

U.S. GOLD CORPORATION

- and -

GMP SECURITIES L.P.

- and -

EQUITY TRANSFER & TRUST COMPANY

SECOND SUPPLEMENTAL INDENTURE

to

Subscription Receipt Indenture Dated February 22, 2006
Providing for the Issue of up to 16,700,000 Subscription Receipts

Dated as of August 2, 2006

Fraser Milner Casgrain LLP

THIS SUPPLEMENTAL INDENTURE made as of the 2nd day of August, 2006.

B E T W E E N:

U.S. GOLD CORPORATION, a corporation duly organized and existing under the State of Colorado (hereinafter called the “Corporation”)

OF THE FIRST PART

- and -

GMP SECURITIES L.P., a partnership existing under the laws of the Province of Ontario (hereinafter called the “Agent”)

OF THE SECOND PART

- and -

EQUITY TRANSFER & TRUST COMPANY, a trust company existing under the Trust and Loan Companies Act (Canada) (hereinafter called the “Subscription Receipt Agent”)

OF THE THIRD PART

WHEREAS by way of a subscription receipt indenture dated February 22, 2006 (the “Principal Indenture”) between the Corporation, the Agent and the Subscription Receipt Agent, as agent, the Corporation created and authorized for issuance up to 16,700,000 subscription receipts (the “Subscription Receipts”), each Subscription Receipt being convertible into one common share of the Corporation and one-half of one common purchase warrant;

AND WHEREAS the Principal Indenture was amended as of July 24, 2006 by way of supplemental indenture (the “First Supplemental Indenture”) in order to amend Sections 2.01, 4.06 and 5.01 of the Principal Indenture to reflect an additional covenant of the Corporation;

AND WHEREAS in accordance with Section 8.11(i) of the Principal Indenture, the holders of Subscription Receipts have the power to amend the Principal Indenture by Extraordinary Resolution (as defined in the Principal Indenture) with such power being exercisable in writing pursuant to Section 8.15 of the Principal Indenture;

AND WHEREAS the holders of Subscription Receipts have adopted an Extraordinary Resolution in writing to amend Section 1.01 of the Principal Indenture as described below to reflect revised Release Conditions (as defined in the Principal Indenture);

AND WHEREAS this supplemental indenture is proposed to be entered into to reflect the terms of the Extraordinary Resolution pursuant to Section 9.01(d) of the Principal Indenture;

AND WHEREAS all things necessary have been done and performed to authorize the execution of this Supplemental Indenture and to make the same effective and binding upon the Corporation;

AND WHEREAS the Subscription Receipt Agent is the successor to the business of Equity Transfer Services Inc.;

NOW THEREFORE THIS SUPPLEMENTAL INDENTURE WITNESSES and it is hereby covenanted, agreed and declared as follows:

ARTICLE 1

SUPPLEMENTAL NATURE OF INDENTURE
AND RELATED MATTERS

1.1                                                                               Definitions

Unless defined herein or the context otherwise requires or specifies, all expressions and terms used in this Supplemental Indenture (including recitals) shall, for all purposes hereof, have the same meaning as ascribed to such expressions and terms in the Principal Indenture.

1.2                                                                               Supplemental Nature of Indenture

This Supplemental Indenture is an indenture supplemental to the Principal Indenture within the meaning of the Principal Indenture, and the Principal Indenture, the First Supplemental Indenture and this Supplemental Indenture shall be read together and have effect so far as practicable as though all the provisions thereof and hereof were contained in one instrument.

1.3                                                                               Supplement of Principal Indenture

The Principal Indenture is hereby amended and supplemented by the provisions hereof.

1.4                                                                               Supplemental Indenture

The terms “this Supplemental Indenture” and similar expressions, unless the context otherwise specifies or requires, refer to this Supplemental Indenture and not to any particular article, section or other portion thereof, and include any and every instrument supplementary or ancillary hereto or in implement hereof.  The terms “Indenture”, “hereto”, “herein”, “hereof”, “hereby”, “hereunder” and similar expressions refer to the Principal Indenture and every instrument supplemental or ancillary thereto or in implement thereof, including this Supplemental Indenture.  The division of this Supplemental Indenture into articles, sections and other portions thereof and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Supplemental Indenture.  Unless the context otherwise requires or is inconsistent herewith, references to articles or sections are to articles and sections of this Supplemental Indenture.

1.5                                                                               Confirmation

The parties to this Supplemental Indenture hereby acknowledge and confirm that, except as specifically amended by the provisions of this Supplemental Indenture or the First Supplemental Indenture, all the terms and conditions contained in the Principal Indenture are and remain in full force and effect, unamended, in accordance with the provisions thereof.

ARTICLE 2

AMENDMENT

2.1                                                                               Amendment of Section 1.01

In Section 1.01(a) of Principal Indenture, delete the definition of “Release Conditions” and replace this definition with the following:

“ ‘Release Conditions’ means the conditions to be satisfied prior to automatic conversion of the Subscription Receipts, which shall be satisfied upon the latest to occur of the following: (i) the third Business Day after the date on which the Ontario Securities Commission, as the principal regulator under National Policy 43-201 and the MRRS, issues a decision document evidencing that each of the Securities Commissions has issued a receipt for the Final Prospectus; (ii) the completion and filing via SEDAR of a current technical report regarding the Tonkin Springs gold project that complies with National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators; (iii) the Common Shares being conditionally approved for listing on the Toronto Stock Exchange; and (iv) the delivery of an opinion, addressed to the Agent in a form satisfactory to the Agent, acting reasonably, provided by United States counsel to U.S. Gold in respect of the Final Prospectus and as to matters of United States law only, that no facts have come to such U.S. counsel’s attention that would cause such U.S. counsel to believe that the Final Prospectus (except for the financial statements and other financial and statistical information and any geological and geophysical information relating to the Tonkin Springs property), at the time the Final Prospectus was filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading”;

ARTICLE 3

ACCEPTANCE BY SUBSCRIPTION RECEIPT

3.1                                                                               Acceptance by Subscription Receipt Agent

The Subscription Receipt Agent hereby accepts the trusts in this Supplemental Indenture declared and created and agrees to perform the same upon the terms and conditions hereinbefore set forth but subject to the provisions of the Principal Indenture.

ARTICLE 4

MISCELLANEOUS

4.1                                                                               Confirmation of Principal Indenture

The terms and provisions of the Principal Indenture, as amended and supplemented by this Supplemental Indenture and the First Supplemental Indenture, are in all respects confirmed.

4.2                                                                               Enurement

This Supplemental Indenture shall enure to the benefit of and be binding upon the successors and assigns of the Subscription Receipt Agent, the Agent and the Corporation, as the case may be.

4.3                                                                               Further Assurances

The parties hereto hereby covenant and agree to execute and deliver such further and other instruments and to take such further or other action as may be necessary or advisable to give effect to this Supplemental Indenture and the provisions hereof.

[signature page follows]

IN WITNESS WHEREOF the parties hereto have executed this Supplemental Indenture under their respective corporate seals and by the hands of their officers on their behalf.

U.S. GOLD CORPORATION

By:	/s/ William F. Pass
Name: William F. Pass
Title: Vice President & Chief Financial Officer

GMP SECURITIES L.P.

By:	/s/ Mark Wellings
Name: Mark Wellings
Title: Director

EQUITY TRANSFER & TRUST COMPANY

By:	/s/ Carol Mikos
Name: Carol Mikos
Title: Senior Advisor

By:	/s/ Derrice Richards
Name: Derrice Richards
Title: Senior Advisor